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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 28, 1998

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                             AVIVA PETROLEUM INC.
            (Exact name of Registrant as specified in its charter)


          TEXAS                         0-22258              75-1432205
       (State or other          (Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


   8235 DOUGLAS AVENUE
        SUITE 400                                             75225
     DALLAS, TEXAS                                          (Zip code)
  (Address of principal
    executive offices)




      Registrant's telephone number, including area code:  (214) 691-3464

                                NOT APPLICABLE
                 (former address if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 28, 1998, Aviva Petroleum Inc., a Texas corporation (the "Company"), acquired Garnet Resources Corporation, a Delaware corporation ("Garnet"). The acquisition was effected through the merger (the "Merger") of Aviva Merger, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("Merger Sub"), with and into Garnet, with Garnet as the surviving corporation. The acquisition was accomplished by an exchange whereby each issued and outstanding share of Garnet common stock, par value $.01 per share ("Garnet Common Stock"), was converted into 0.10 of one share of the Company's common stock, without par value ("Aviva Common Stock"). The shares of Garnet Common Stock held by holders who would receive less than 100 shares of Aviva Common Stock pursuant to the Merger were converted into the right to receive cash at the rate of $0.02 per share of Garnet Common Stock.
Furthermore, holders of Garnet's outstanding 9 1/2% Convertible Subordinated Debentures due December 21, 1998 (the "Debentures") exchanged their Debentures for Aviva Common Stock pursuant to the Debenture Purchase Agreement dated as of June 24, 1998 between the Company and the holders of the Debentures (the "Debenture Purchase Agreement"). In consideration of the Merger and the Debenture Purchase Agreement, Aviva is issuing up to 14,036,987 shares of Aviva Common Stock to former holders of Garnet Common Stock and former holders of Debentures. Such shares of Aviva Common Stock will be represented by Aviva Depositary Shares, each of which equals five shares of Aviva Common Stock. As of the close of business on October 28, 1998, the latest closing price of Aviva Depositary Shares traded on the American Stock Exchange was $0.125 per share.

     The assets of Garnet included, among other things, real property and equipment. Such real property was used by Garnet in connection with its oil and gas business. The Company intends to continue to use such assets in the oil and gas business.

ITEM 5.  OTHER EVENTS

     On October 28, 1998, concurrently with the consummation of the Merger, Neo Energy, Inc., an indirect Subsidiary of the Company, and the Company entered into a Restated Credit Agreement with ING (U.S.) Capital Corporation ("ING Capital"). ING Capital, Chase Bank of Texas, N.A. ("Chase") and the Overseas Private Investment Corporation ("OPIC") also entered into a Joint Finance and Intercreditor Agreement (the "Intercreditor Agreement") with the Company. ING Capital agreed to loan Neo Energy, Inc. an additional $800,000, bringing the total outstanding balance due ING Capital to $9,000,000. The outstanding balance due to Chase was paid down to $6,000,000 from the $6,350,000 balance owed by Garnet prior to the Merger. ING Capital and Chase will share on a 60/40 basis, respectively, all collateral.

     The ING Capital loan and the Chase loan are guaranteed by the Company and its material domestic subsidiaries. Both loans are also secured by the Company's consolidated interest in the Santana contract and related assets in Colombia, a first mortgage on the United States oil and gas properties of the Company and its subsidiaries, a lien on accounts receivable of the Company and its subsidiaries, and a pledge of the capital stock of the Company's subsidiaries. The Chase loan is unconditionally guaranteed by OPIC.

     Borrowings under the ING Capital loan bear interest at the London Interbank Offered Rate ("LIBOR") plus 3.0% per annum. Borrowings under the Chase loan bear interest at the LIBOR rate plus 0.6% per annum. In addition, a guarantee fee of 2.4% per annum on the borrowings under the Chase loan guaranteed by OPIC will be payable to OPIC.

     The Company has issued to ING Capital 800,000 shares of Aviva Common Stock and warrants to purchase 1,500,000 shares of Aviva Common Stock at an exercise price of $0.50 per share in payment of financial advisory fees.

     Borrowings under the combined loans are payable as follows: $50,000 per month through March 1999, $5,700,000 in April 1999, and thereafter $281,250 per month until final maturity on December 31, 2001.

     The Company is also required to maintain an escrow account of $250,000 until March 31, 1999. On March 31, 1999 and thereafter, the escrow account must contain the total of the following for the next succeeding three-month period:
(i) the amount of the minimum monthly principal payments (as defined in the loan documents), plus (ii) the interest payments due on the combined loans, plus
(iii) the amount of all fees due under the loan documents and under the Intercreditor Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The following information was previously reported in the Company's definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on September 8, 1998.

     -- Consolidated Balance Sheets of Garnet Resources Corporation at June 30, 1998 (unaudited) and December 31, 1997

     -- Consolidated Statements of Operations (unaudited) of Garnet Resources Corporation for the Three and Six Months Ended June 30, 1998 and June 30, 1997

     -- Condensed Consolidated Statements of Cash Flows (unaudited) of Garnet Resources Corporation for the Six Months Ended June 30, 1998 and June 30, 1997

     -- Notes to Condensed Consolidated Financial Statements of Garnet Resources Corporation (unaudited)

     --   Report of Independent Public Accountants of Garnet Resources
          Corporation

     -- Consolidated Balance Sheets at December 31, 1997 and 1996 of Garnet Resources Corporation

     -- Consolidated Statements of Operations of Garnet Resources Corporation for the Years Ended December 31, 1997, 1996 and 1995

     -- Consolidated Statements of Stockholders' Equity of Garnet Resources Corporation for the Years Ended December 31, 1997, 1996 and 1995

     -- Consolidated Statements of Cash Flows of Garnet Resources Corporation for the Years Ended December 31, 1997, 1996 and 1995

     --   Notes to Consolidated Financial Statements of Garnet Resources
          Corporation

     -- Supplemental Oil and Gas Information (unaudited) of Garnet Resources Corporation

(b)  PRO FORMA FINANCIAL INFORMATION

     The following information was previously reported in the Company's definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on September 8, 1998.

     -- Unaudited Pro Forma Condensed Statement of Operations of Aviva Petroleum Inc. for the year ended December 31, 1997

     -- Unaudited Pro Forma Condensed Statement of Operations of Aviva Petroleum Inc. for the six months ended June 30, 1998

     -- Unaudited Pro Forma Condensed Balance Sheet of Aviva Petroleum Inc. as of June 30, 1998

     --   Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements

(c)  EXHIBITS

     2.1 Agreement and Plan of Merger dated as of June 24, 1998, among Aviva Petroleum Inc., Aviva Merger, Inc. and Garnet Resources Corporation (filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4, file no. 333-58061, and incorporated herein by reference)

     2.2 Debenture Purchase Agreement dated as of June 24, 1998, between Aviva Petroleum Inc. and holders of the Debentures (filed as Exhibit 2.2 to the Company's Registration Statement on Form S-4, file no. 333-58061, and incorporated herein by reference)


    *20.1 Press Release of Aviva Petroleum Inc. dated October 29, 1998

    *99.1 Restated Credit Agreement dated as of October 28, 1998 between Neo
          Energy, Inc., Aviva Petroleum Inc. and ING (U.S.) Capital Corporation

    *99.2 Joint Finance and Intercreditor Agreement dated as of October 28, 1998 between Neo Energy, Inc., Aviva Petroleum Inc., ING (U.S.) Capital Corporation, Aviva America, Inc., Aviva Operating Company, Aviva Delaware Inc., Garnet Resources Corporation, Argosy Energy Incorporated, Argosy Energy International, Garnet PNG Corporation, the Overseas Private Investment Corporation, Chase Bank of Texas, N.A. and ING (U.S.) Capital Corporation as Collateral Agent for the Creditors

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*Filed herewith

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                AVIVA PETROLEUM INC.



                                By: /s/ Ronald Suttill
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                                   Name:   Ronald Suttill
                                   Title:  President and Chief Executive Officer


Date:     November 9, 1998

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER
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    2.1 Agreement and Plan of Merger dated as of June 24, 1998, among Aviva Petroleum Inc., Aviva Merger, Inc. and Garnet Resources Corporation (filed as Exhibit 2.1 to the Company's Registration Statement on Form S-4, file no. 333-58061, and incorporated herein by reference)
    2.2 Debenture Purchase Agreement dated as of June 24, 1998, between Aviva Petroleum Inc. and holders of the Debentures (filed as Exhibit 2.2 to the Company's Registration Statement on Form S-4, file no. 333-58061, and incorporated herein by reference)
  *20.1  Press Release of Aviva Petroleum Inc. dated October 29, 1998
  *99.1 Restated Credit Agreement dated as of October 28, 1998 between Neo Energy, Inc., Aviva Petroleum Inc. and ING (U.S.) Capital Corporation
  *99.2 Joint Finance and Intercreditor Agreement dated as of October 28, 1998 between Neo Energy, Inc., Aviva Petroleum Inc., ING (U.S.) Capital Corporation, Aviva America, Inc., Aviva Operating Company, Aviva Delaware Inc., Garnet Resources Corporation, Argosy Energy Incorporated, Argosy Energy International, Garnet PNG Corporation, the Overseas Private Investment Corporation, Chase Bank of Texas, N.A. and ING (U.S.) Capital Corporation as Collateral Agent for the Creditors

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*Filed herewith